Exhibit 99.2

Wellgistics Health Terminates Equity Line of Credit to Further Support Growth Strategy

TAMPA, FLORIDA / ACCESS Newswire / August 14, 2025 / Wellgistics Health, Inc. (NASDAQ:WGRX) (“Wellgistics Health” or the “Company”), a leader in next-generation pharmaceutical distribution, digital prescription routing, and AI-powered hub fulfillment, today announced the termination of its equity purchase agreement (“ELOC”) with Hudson Global Ventures, LLC.

The ELOC was an effective tool that nearly doubled the Company’s original IPO raise. The decision to terminate the agreement reflects a strategic shift toward accretive financing and reinforces its aim of long-term shareholder value creation.

Management cited strong execution in expanding its independent pharmacy network, accelerating adoption of its AI-powered prescription routing technology and payment platforms, and creating a strong pipeline for growth opportunities with manufacturer direct-to-patient (DTP) platforms as drivers behind the move. This unique approach is designed to bypass traditional PBM barriers, increase manufacturer margins, and accelerate patient access.

“From a financial standpoint, terminating the ELOC aligns with our disciplined approach to capital structure and shareholder equity preservation,” said Mark DiSiena, Chief Financial Officer of Wellgistics Health. “It allows us to secure more favorable funding opportunities so we can focus on our strategic plans, optimize our cost of capital, and pursue options that better reflect our growth trajectory.”

“This decision reflects the discipline we’re bringing to every part of the business,” said Brian Norton, Chief Executive Officer of Wellgistics Health. “We’ve moved past the challenges of our opening quarters and are entering a new chapter built on operational strength and strategic execution. We’re ready to show the market what we’re truly capable of - delivering smarter, faster access to medicine, empowering independent pharmacies, and creating lasting value across the healthcare ecosystem.”

About Wellgistics Health

Wellgistics Health (NASDAQ:WGRX) delivers medications from manufacturer to patient-faster, smarter, and more affordably. Its integrated platform connects 6,500+ independent pharmacies and 200+ U.S. manufacturers, providing wholesale distribution, digital prescription routing, and AI-powered hub services such as eligibility, adherence, onboarding, prior authorization, and cash-pay fulfillment. As a PBM-agnostic alternative, Wellgistics Health offers compliant, end-to-end solutions that restore access, transparency, and trust in U.S. healthcare.

Forward-Looking Statements

This press release may contain forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. When Wellgistics Health uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate,” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements. These forward-looking statements include, without limitation, statements regarding Wellgistics Health’s strategy and descriptions of its future operations, prospects, and plans. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause actual results to differ materially from Wellgistics Health’s expectations discussed in the forward-looking statements. These statements are subject to uncertainties and risks including, but not limited to, market conditions and other risks detailed in our reports and statements filed with the SEC. Investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Additional factors are discussed in Wellgistics Health’s filings with the SEC, available at www.sec.gov.

Media Contact: media@wellgisticshealth.com

Investor Relations: investors@wellgisticshealth.com

Investor Relations Contact:

Skyline Corporate Communications Group, LLC

Scott Powell, President

1177 Avenue of the Americas, 5th Floor

New York, NY 10036

Office: (646) 893-5835

Email: info@skylineccg.com

SOURCE: Wellgistics Health, Inc.